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                                                                    EXHIBIT 99.1

Agreement to Furnish Exhibits and Schedules

The Registrant agrees to furnish to the Commission upon request copies of all exhibits and schedules to the Amended and Restated Agreement and Plan of Merger dated as of July 22, 1997 by and among Oppenheimer Group, Inc., Oppenheimer Financial Corp., the Seller Trust under Declaration of Trust dated July 22, 1997, the Indemnity Trust under Declaration of Trust dated July 22, 1997, PIMCO Advisors L.P., PIMCO Advisors Inc., PAI Transitory Corp. and Thomson Advisory Group Inc.


                                                PIMCO Advisors L.P.

                                                By: /s/ ROBERT FITZGERALD
                                                    ---------------------------
                                                        Robert Fitzgerald
                                                        Chief Financial Officer